UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 800 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 777-2673

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CoreSite Realty Corporation (the “Company”) announced today that Christopher Bair, the Company’s Senior Vice President, Sales & Leasing, will separate from the Company effective October 1, 2012.  In connection with his separation, Mr. Bair will receive the benefits provided under, and be subject to the terms of, the Company’s Senior Management Severance and Change in Control Program.  The Company also announced that it has hired Christopher Ancell to fill the role of Senior Vice President, Sales and Sales Engineering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2012	CORESITE REALTY CORPORATION

	By:	/s/ Jeffrey S. Finnin
Name: Jeffrey S. Finnin
Title: Chief Financial Officer